EXCHANGE TRADED CONCEPTS TRUST

REX GOLD HEDGED FTSE EMERGING MARKETS ETF
(the “Fund”)

Supplement Dated May 19, 2017
to the currently effective Summary Prospectus, Prospectus, and Statement of Additional Information
for the Fund

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus, and Statement of Additional Information and should be read in conjunction with those documents.

After careful consideration, Exchange Traded Concepts, LLC, the Fund’s investment adviser, in consultation with REX Shares, LLC, the Fund’s sponsor, has recommended, and the Board of Trustees of Exchange Traded Concepts Trust has approved, the termination and liquidation of the Fund pursuant to the terms of a Plan of Liquidation.

The Fund is closed to orders for new creation units, and the last day of trading of the Fund’s shares on the NYSE Arca will be June 1, 2017. From June 2, 2017 through June 6, 2017, shareholders may only be able to sell their shares to certain broker-dealers, and there is no assurance that there will be a market for Fund shares during that time period. Customary brokerage charges may apply to such transactions. The Fund will liquidate on or around June 6, 2017 (the “Liquidation Date”). For the ordinary income distribution, the ex-date will be May 31, 2017, the record date will be June 2, 2017 and the pay date will be June 5, 2017.

On or about May 19, 2017, the Fund will be liquidating its portfolio assets. This will cause the Fund to increase its cash holdings and deviate from the investment objective and strategies stated in the Fund’s prospectus.

On or about the Liquidation Date, the Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders. These distributions are taxable events. In addition, these payments to shareholders will include accrued capital gains and dividends, if any. As calculated on the Liquidation Date, the Fund's net asset value will reflect the costs of closing the Fund. Once the distributions are complete, the Fund will terminate.

If you would like additional information, please call 1-844-REX-1414.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REX-SU-001-0100